                          NOTICE OF GUARANTEED DELIVERY

                        TO TENDER SHARES OF COMMON STOCK

           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                            WHITEHALL JEWELLERS, INC.

                        PURSUANT TO THE OFFER TO PURCHASE

                             DATED DECEMBER 5, 2005

                                       OF

                              JWL ACQUISITION CORP.

                          A WHOLLY OWNED SUBSIDIARY OF

                            NEWCASTLE PARTNERS, L.P.

      This form, or a substantially  equivalent form, must be used to accept the
Offer (as defined  below) if the  certificates  for shares of common stock,  par value $0.001 per share, and the associated  preferred stock purchase rights,  of
Whitehall  Jewellers,  Inc.  and any other  documents  required by the Letter of
Transmittal  cannot be  delivered to the  Depositary  by the  expiration  of the
Offer.  Such form may be delivered by hand, or  transmitted  by telegram,  telex facsimile transmission, or mail to the Depositary. See Section 3 of the Offer to
Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

    BY MAIL OR OVERNIGHT COURIER:                    BY FACSIMILE:                            BY HAND:

American Stock Transfer & Trust Company    (FOR ELIGIBLE INSTITUTIONS ONLY)    American Stock Transfer & Trust Company
       Operations Center                            (718) 234-5001                 Attn: Reorganization Department
Attn: Reorganization Department                                                            59 Maiden Lane
        6201 15th Avenue                    CONFIRM FACSIMILE BY TELEPHONE:               Concourse Level
       Brooklyn, NY 11219                         (BY TELEPHONE ONLY)                    New York, NY 10038
                                               Toll Free: (877) 248-6417

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE, OR TRANSMISSION  OF INSTRUCTIONS  VIA A FACSIMILE  NUMBER OTHER
THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      This  Notice  of  Guaranteed  Delivery  is not  to be  used  to  guarantee signatures.  If a  signature  on a  Letter  of  Transmittal  is  required  to be guaranteed  by an Eligible  Institution  under the  instructions  thereto,  such signature  guarantee  must  appear  in  the  applicable  space  provided  in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

      The undersigned hereby tenders to JWL Acquisition Corp. (the "Purchaser"), a Delaware  corporation  and a wholly owned  subsidiary  of Newcastle  Partners,
L.P., a Texas limited partnership,  upon the terms and subject to the conditions set forth in the Offer to  Purchase  dated  December  5, 2005,  and the  related
Letter of  Transmittal  (which,  together with any  amendments  and  supplements thereto,  collectively  constitute  the  "Offer"),  receipt  of which is  hereby acknowledged,  shares of common  stock,  par value  $0.001  per  share,  and the
associated  preferred  stock  purchase  rights  (together,   the  "Shares"),  of
Whitehall Jewellers,  Inc., a Delaware  corporation,  pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Certificate Numbers (if available)                                    SIGN HERE

-------------------------------------------------       --------------------------------------
                                                                     Signature(s)

-------------------------------------------------       --------------------------------------
                                                               (Name(s)) (Please Print)

                                                        --------------------------------------
                                                                      (Addresses)
If delivery will be by book-entry transfer:
                                                        --------------------------------------
                                                                                    (Zip Code)
Name of Tendering Institution

-------------------------------------------------
                                                        --------------------------------------
                                                           (Area Code and Telephone Number)
Account Number
               ----------------------------------

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned,  a firm which is a bank,  broker,  dealer,  credit union, savings  association  or other  entity  which is a member in good  standing of a recognized  Medallion  Program approved by the Securities  Transfer  Association
Inc.,  including the Securities  Transfer Agents Medallion Program (STAMP),  the
Stock Exchange  Medallion  Program (SEMP) and the New York Stock Exchange,  Inc.
Medallion Signature Program (MSP) or any other "eligible guarantor  institution"
(as such term is defined in Rule 17Ad-15  under the  Securities  Exchange Act of
1934, as amended),  guarantees (i) that the above named  person(s)  "own(s)" the
Shares  tendered  hereby  within the meaning of Rule 14e-4 under the  Securities
Exchange Act of 1934,  (ii) that such tender of Shares  complies with Rule 14e-4 and (iii) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s)
thereof) and  certificates  for the Shares to be tendered or an Agent's  Message
(as defined in the Offer to Purchase) in the case of a book-entry delivery,  and any other required documents, all within three business days of the date hereof.

                     --------------------------------------
                                 (Name of Firm)

                     --------------------------------------
                                    (Address)

                                        2

                     --------------------------------------
                                   (Zip Code)

                     --------------------------------------
                             (Authorized Signature)

                     --------------------------------------
                                     (Name)

                     --------------------------------------
                        (Area Code and Telephone Number)

Dated:                              , 20  .
      ------------------------------    --

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